January 1, 2016

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)

Supplement to the Prospectus Dated May 1, 2015

Changes to the portfolio managers and portfolio management structure for the Ave Maria Mutual Funds became effective January 1, 2016. Accordingly, the disclosure in the section Management of the Fund - Portfolio Managers in the Risk/Return Summary for each Fund and Portfolio Managers in Operation of the Funds is revised as follows:

RISK/RETURN SUMMARY

AVE MARIA CATHOLIC VALUES FUND

Portfolio Managers (Page 6)

Timothy S. Schwartz, CFA, is the lead portfolio manager and George P. Schwartz, CFA, and Joseph W. Skornicka, CFA, are co-portfolio managers of the Ave Maria Catholic Values Fund.

Timothy S. Schwartz, CFA, Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. (the “Adviser”), has acted as lead portfolio manager of the Fund since January 2016.

George P. Schwartz, CFA, Chairman and Chief Executive Officer of the Adviser, has acted as a co-portfolio manager of the Fund since July 2002.

Joseph W. Skornicka, CFA, Senior Vice President of the Adviser, has acted as co-portfolio manager of the Fund since January 2016.

AVE MARIA GROWTH FUND

Portfolio Managers (Page 12)

Richard L. Platte, Jr., CFA, is the lead portfolio manager and Brian D. Milligan, CFA, is co-portfolio manager of the Ave Maria Growth Fund.

Richard L. Platte, Jr., CFA, President of the Adviser, has acted as co-portfolio manager of the Fund since September 2013 and lead portfolio manager since January 2016.

Brian D. Milligan, CFA, Equity Research Analyst of the Adviser, has acted as co-portfolio manager of the Fund since January 2016.

AVE MARIA RISING DIVIDEND FUND

Portfolio Managers (page 18)

Richard L. Platte, Jr. CFA, is the lead portfolio manager and George P. Schwartz, CFA, is co-portfolio manager of the Ave Maria Rising Dividend Fund.

Richard L. Platte, Jr., CFA, President of the Adviser, has acted as co-portfolio manager of the Fund since its inception in May 2005 and lead portfolio manager since January 2016.

George P. Schwartz, CFA, Chairman and Chief Executive Officer of the Adviser, has acted as co-portfolio manager of the Fund since its inception in May 2005.

AVE MARIA WORLD EQUITY FUND

Portfolio Managers (page 30)

Joseph W. Skornicka, CFA, is the lead portfolio manager and Robert C. Schwartz, CFP, is co-portfolio manager of the Ave Maria World Equity Fund.

Joseph W. Skornicka, CFA, Senior Vice President of the Adviser, has acted as co-portfolio manager of the Fund since January 2013 and lead portfolio manager since January 2016.

Robert C. Schwartz, CFP, Vice President and Secretary of the Adviser, has acted as co-portfolio manager of the Fund since January 2016.

AVE MARIA BOND FUND

Portfolio Managers (page 38)

Brandon S. Scheitler, MBA, is the lead portfolio manager and Richard L. Platte, Jr., CFA, is co-portfolio manager of the Ave Maria Bond Fund.

Brandon S. Scheitler, MBA, Fixed Income and Equity Research Analyst of the Adviser, has acted as co-portfolio manager of the Fund since September 2013 and lead portfolio manager since January 2016.

Richard L. Platte, Jr., CFA, President of the Adviser, has acted as sole portfolio manager of the Fund from its May 2003 inception until September 2013 and co-portfolio manager since September 2013.

OPERATION OF THE FUNDS

PORTFOLIO MANAGERS (Page 62)

The portfolio managers of each Fund are responsible for the day-to-day investment policy, portfolio management and investment research for such Fund. The business experience of each portfolio manager is described below. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Funds.

George P. Schwartz, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund, has been the Chairman and Chief Executive Officer of the Adviser for more than 30 years and served as President until January 2014.

Richard L. Platte, Jr., CFA, lead portfolio manager of the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund and co-portfolio manager of the Ave Maria Bond Fund, joined the Adviser in 1987 and currently serves as President.

Timothy S. Schwartz, CFA, lead portfolio manager of the Ave Maria Catholic Values Fund, joined the Adviser in 1998 and currently serves as Executive Vice President and Chief Financial Officer.

Joseph W. Skornicka, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund and lead portfolio manager of the Ave Maria World Equity Fund, joined the Adviser in 2012 and currently serves as Senior Vice President.

Brandon S. Scheitler, MBA, lead portfolio manager of the Ave Maria Bond Fund, joined the Adviser in 2007 and currently serves as a fixed income and equity research analyst

Robert C. Schwartz, CFP, co-portfolio manager of the Ave Maria World Equity Fund, joined the Adviser in 2001 and currently serves as Vice President and Secretary.

Brian D. Milligan, CFA, co-portfolio manager of the Ave Maria Growth Fund, joined the Adviser in 2014 and currently serves as an equity research analyst. He previously worked as an analyst at Standard & Poor’s from 2010 until 2014.

All references to Gregory R. Heilman, CFA, are no longer valid. Mr. Heilman will be transitioning to “Of Counsel” status at the Adviser effective March 31, 2016.

(The following supplement to the Prospectus and Statement of Additional Information was filed with the Securities and Exchange Commission on August 3, 2015)

Reorganization of Ave Maria Opportunity Fund into Ave Maria Catholic Values Fund

The Board of Trustees of Schwartz Investment Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Agreement”) to merge the Ave Maria Opportunity Fund into Ave Maria Catholic Values Fund, another series of the Trust. The reorganization does not require shareholder approval, and the closing of the reorganization occurred on July 31, 2015 (the “Closing Date”).

Effective on the Closing Date, shares of the Ave Maria Catholic Values Fund were distributed to the shareholders of the Ave Maria Opportunity Fund in accordance with their respective percentage ownership interests in the Ave Maria Opportunity Fund. The Ave Maria Opportunity Fund was terminated on the Closing Date. All references to the Ave Maria Opportunity Fund in the Prospectus and Statement of Additional Information should be disregarded.

THIS SUPPLEMENT REPLACES AND SUPERCEDES ALL PRIOR SUPPLEMENTS.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCHWARTZ INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2015
Amended January 1, 2016

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)

This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (the “Funds”). The Funds are series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2015, as it may be revised or supplemented from time to time.

Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds’ Prospectus may be obtained by writing the Funds at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Funds toll-free at 888-726-9331, or on the Funds’ website: www.avemariafunds.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Table of Contents

THE TRUST	3
INVESTMENT POLICIES AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	14
TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD	18
THE INVESTMENT ADVISER	24
PORTFOLIO MANAGERS	27
SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS	30
PORTFOLIO TURNOVER	33
CALCULATION OF SHARE PRICE	34
SPECIAL SHAREHOLDER SERVICES	34
TAXES	36
REDEMPTION IN KIND	39
HISTORICAL PERFORMANCE INFORMATION	40
PRINCIPAL SECURITY HOLDERS	42
CUSTODIAN	43
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43
LEGAL COUNSEL	43
TRANSFER AGENT AND ADMINISTRATOR	43
THE DISTRIBUTOR	44
FINANCIAL STATEMENTS	44
APPENDIX A (RATINGS DESCRIPTIONS)	45
APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)	48

THE TRUST

Schwartz Investment Trust (the “Trust”), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers six series of shares to investors: the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund. This Statement of Additional Information provides information relating to the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (referred to individually as a “Fund” and collectively as the "Funds"). Each Fund has its own investment objective, strategies and policies. Information relating to the Schwartz Value Fund may be found in a separate Statement of Additional Information. On July 31, 2015, pursuant to an Agreement and Plan of Reorganization, the Ave Maria Catholic Values Fund acquired all of the assets and known liabilities of the Ave Maria Opportunity Fund in a tax free reorganization and the Ave Maria Opportunity Fund was terminated.

Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the shareholders of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies that may be changed by the Board of Trustees (the “Board of Trustees” or the “Board”) without shareholder approval.

Commercial Paper. Commercial paper consists of short-term (usually from one day to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper if rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ policy with respect to illiquid investments unless, in the judgment of Schwartz Investment Counsel, Inc. (the “Adviser”), such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

These bank debt instruments are generally not insured by the FDIC or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

When-Issued Securities. Each Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Funds will direct their custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund’s commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Funds from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of such Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than such Fund’s payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. A Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. Each Fund, except the Ave Maria Bond Fund, does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian or with banks or broker-dealers that have been approved as adequately creditworthy by the Adviser. There is no limit on the amount that the Funds may invest in repurchase agreements; however, a Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities. The Funds do not intend to engage in reverse repurchase agreement transactions.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after a Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to a Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds would be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Lending Portfolio Securities. The Ave Maria Growth Fund and the Ave Maria Bond Fund may each lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value should become less than 102% of the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the lending Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custody fees for services in connection with lending of securities.

U.S. Government Obligations. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, Standard & Poor’s cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Standard & Poor’s continues to affirm its AA+ long-term credit rating on the U.S. and its rating outlook of stable. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the U.S. economy and financial markets.

Foreign Securities. Subject to each Fund’s investment policies and quality standards, each Fund may invest in U.S. dollar-denominated foreign securities that are traded domestically on a national securities exchange or in the over-the-counter markets, including those traded domestically in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

Investments in emerging market countries may include special risks in addition to those generally associated with foreign investing. The value of investments in emerging market countries may be more volatile due to greater uncertainties of investing in less established markets and economies. Governments of many emerging market countries have exercised substantial influence over many aspects of the private sector through ownership or control of many companies and the future actions of these governments could have a significant effect on economic conditions in emerging markets. With respect to certain emerging market countries, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability or diplomatic developments could adversely affect investments by U.S. persons in these countries.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Funds may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund’s assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Borrowing and Pledging. Each Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of total assets in the case of the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund, and in an amount not exceeding 25% of total assets in the case of the Ave Maria Growth Fund and the Ave Maria Bond Fund. Each Fund may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings. The Funds’ policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund’s net asset value until the borrowing is repaid. Money borrowed by the Funds will be subject to interest and other costs.

Investment Company Shares. Investment company shares are securities of other open-end or closed-end investment companies. Each Fund may invest in shares of other investment companies. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and other operational expenses. Each Fund will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. An investment in shares of an investment company is not insured or guaranteed by any government agency.

Money Market Mutual Funds. In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, a Fund will incur additional indirect expenses to the extent it invests in shares of money market mutual funds.

Exchange-Traded Funds (“ETFs”). ETFs are a type of investment company shares that are bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. A Fund could purchase shares of an ETF to gain exposure to a portion of a U.S. or foreign market. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Gold and Precious Metals. A Fund may from time to time invest in ETFs or other companies that invest directly or indirectly in commodities or whose business is related to commodities. For example, a Fund may invest in companies whose business is related to the mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

CFTC Regulation Risk. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to a Fund, and a Fund may become subject to regulation by the CFTC. The Funds may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements. In August 2013, the CFTC issued a rule (“Harmonization Rule”) that harmonizes certain of the CFTC’s compliance obligations with those of the Securities and Exchange Commission (the “SEC”) in order to facilitate compliance with both regulatory regimes. Under the Harmonization Rule, a registered investment company may elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting and recordkeeping requirements.

Illiquid Investments. Each Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 15% of the value of such Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933, as amended may be considered liquid by the Board of Trustees or its delegate. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund may have more than 15% of the value of its net assets invested in illiquid assets, including restricted securities, such Fund will take such steps as is deemed advisable to reduce its exposure to illiquid securities.

Zero Coupon Securities. The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit qualities.

Inflation-Indexed Securities. Inflation-indexed securities are income-generating instruments whose interest and principal payments are adjusted for inflation. Treasury inflation-protected securities (“TIPS”) are inflation-linked securities issued by the U.S. government. Inflation-indexed securities are also issued by corporations, U.S. government agencies, states and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds.

Inflation-indexed securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%). If inflation is negative, the principal and income of an inflation-indexed security will decline and could result in losses for a Fund.

Short-Term Trading. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, a Fund’s rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If a Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which such Fund’s expenses can be spread and possibly reducing such Fund’s return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

Market Events. Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filings of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, emergency measures by the U.S. and foreign governments banning short-selling, measures to address U.S. federal and state budget deficits, debt crises in the eurozone, and S&P’s downgrade of U.S. long-term sovereign debt. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. The conclusion of the U.S. Federal Reserve’s quantitative easing stimulus program and/or increases in the level of short-term interest rates could cause fixed-income markets to experience continuing high volatility, which could negatively impact a Fund’s performance. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on a Fund.

Political turmoil within the United States and abroad may also impact a Fund. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union has disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Political and military events overseas, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe also may cause market disruptions.

Corporate Bonds and Preferred Stocks

The Ave Maria Bond Fund invests a majority of its assets in debt securities under normal market conditions. It is not the Adviser’s intention to have the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund or the Ave Maria World Equity Fund invested in debt securities primarily for capital appreciation; each Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser’s analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser’s perception as to general risk levels in the debt market versus the equity market, and on the Adviser’s perception of the future trend and term structure of interest rates.

Although the Funds (except for the Ave Maria Bond Fund) invest primarily in common stocks, each Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody’s and Standard & Poor’s. Each Fund does not hold, nor intends to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by either of these two rating organizations. Lower-rated securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Securities rated in any category below Baa by Moody’s or BBB by Standard & Poor’s are generally considered to be “junk” securities. A Fund will promptly sell “junk” securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

See Appendix A to this Statement of Additional Information for a description of the quality ratings assigned by Moody’s and Standard & Poor’s.

Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

General Risk Factors of Fixed-Income Securities. Investments in fixed-income securities are subject to inherent market risks and fluctuations in price due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

Risk Factors of Lower-Rated Securities. Lower-rated debt securities (commonly called “junk” securities) may be subject to certain risk factors to which other securities are not subject to the same degree. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund’s shares, and an increase in issuers’ defaults on such securities.

Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, portfolio securities may be valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. Also, increased illiquidity of the market for lower-rated securities may affect a Fund’s ability to dispose of portfolio securities at a desirable price.

Certain laws or regulations may have a material effect on the Funds’ investments in lower rated securities. As examples, certain legislation requires federally insured savings and loan associations to divest themselves of their investments in lower rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower rated securities.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the applicable Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Ave Maria Catholic Values Fund, Ave Maria Rising Dividend Fund and Ave Maria World Equity Fund

Under these fundamental limitations, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund may not:

1.            Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.            Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.            Invest 25% or more of the Fund’s total assets in any one industry.

4.            Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.            Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.            Purchase the securities of an issuer (other than the U.S. Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer.

7.            Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

8.            Invest for the purpose of exercising control of management.

9.            Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

10.        Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11.        Sell any securities short unless, by virtue of the Fund’s ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

12.        Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

13.        Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9. The Funds have never made, nor do they presently intend to make, short sales of securities “against the box” as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Ave Maria Growth Fund and Ave Maria Bond Fund

The fundamental investment limitations with respect to the Ave Maria Growth Fund and the Ave Maria Bond Fund are:

1.            Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.            Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Ave Maria Bond Fund may: (1) enter into interest rate swap transactions; (2) purchase or sell futures contracts; (3) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (4) write or invest in put or call options; and (5) enter into foreign currency exchange contracts.

3.            Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund’s total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Ave Maria Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

4.            Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

5.            Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

6.            Neither Fund will make loans, except through: (1) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (2) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund’s total assets would be the subject of such loans.

7.            Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8.            Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships, but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Ave Maria Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

9.            Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

10.        Neither Fund will purchase or sell commodities or commodities contracts, except that the Ave Maria Bond Fund may enter into futures contracts and options on futures contracts.

The Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

1.            Neither Fund’s investments in illiquid securities will exceed 15% of the value of its net assets.

2.            Neither Fund will make investments for the purpose of exercising control or management of any company.

3.         Neither Fund will mortgage, pledge or hypothecate more than one-third of its total assets.

The Ave Maria Bond Fund has never engaged in, nor does it presently intend to engage in, any of the following transactions referred to above in fundamental investment limitation 2 — entering into interest rate swap transactions; purchasing or selling futures contracts; making initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; writing or investing in put or call options; or entering into foreign currency exchange contracts.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds’ investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money and investing in illiquid securities, will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve until their retirement and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust.

Name, Address and Year of Birth	Length of Service	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	# of Portfolios in Fund Complex Overseen by Trustee*
Interested Trustee:
George P. Schwartz, CFA** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1944	Since August 1992	Trustee/Chairman and President	Chief Executive Officer of Schwartz Investment Counsel, Inc.	6
Independent Trustees:
Donald J. Dawson, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since January 1993	Trustee	Chairman of Payroll 1, Inc. (payroll processing company) until 2015	6

Joseph M. Grace 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1936	Since August 2007	Trustee	Retired Senior Vice President of National Bank of Detroit (renamed JP Morgan Chase & Company)	6

Louis C. Bosco, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1936	Since December 2008	Trustee	Retired Partner of Bosco Development Company (real estate firm)	6

John J. McHale, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1949	Since April 2014	Trustee	Executive Vice President of Major League Baseball since 2000	6
Executive Officers:
Richard L. Platte, Jr., CFA** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1951	Since January 1993	Vice President and Secretary	President and Chief Investment Officer (as of January 2014), Executive Vice President and Secretary (until January 2014) of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA** 5060 Annunciation Circle, Ste. 101 Ave Maria, Florida 34142 Year of Birth: 1971	Since April 2000	Treasurer	Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc.

Cathy M. Stoner, CPA, IAACP** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1970	Since January 2010	Chief Compliance Officer	Chief Compliance Officer and Vice President of Schwartz Investment Counsel, Inc.

Robert C. Schwartz, CFP** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1976	Since October 2013	Vice President	Vice President and Secretary of Schwartz Investment Counsel, Inc.

*	The Fund Complex consists of the Funds and the Schwartz Value Fund.

**	George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz, Cathy M. Stoner and Robert C. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz and Robert C. Schwartz are sons of George P. Schwartz.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s dollar range of beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all Funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2014.

Name of Trustee	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Bond Fund	Ave Maria World Equity Fund	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
George P. Schwartz, CFA	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Donald J. Dawson, Jr.	None	None	None	None	None	$50,001-$100,000
Joseph M. Grace	None	$1–$10,000	$10,001-$50,000	$1–$10,000	$1–$10,000	$10,001–$50,000
Louis C. Bosco, Jr.	$1–$10,000	$10,001-$50,000	$1–$10,000	None	$1–$10,000	$10,001–$50,000
John J. McHale, Jr.	None	None	None	None	None	None

The Catholic Advisory Board. The Catholic Advisory Board (“CAB”) attempts to ensure that each Fund’s investments are consistent with core values and teachings of the Roman Catholic Church. The CAB is not affiliated with the Roman Catholic Church. The CAB reviews the companies selected by the Adviser for investment by the Funds to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The CAB evaluates companies using publicly available information from the Adviser, and information from shareholders and other sources in making its recommendations.

The Funds only invest in equity securities and corporate debt securities if they meet the Funds’ religious and investment objectives (excluding certain U.S. government obligations or money market instruments) and, therefore, the Funds’ returns may be lower (or higher) than if the Adviser made decisions based solely on investment considerations. However, the Adviser does not expect this policy to have a material effect on the Funds’ performance, either positively or negatively.

His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the CAB, but receives no compensation from the Funds, nor is he affiliated with the Funds in any way.

The following is a list of the members of the CAB. The address of each member is 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan, 48170. The Funds will indemnify and hold harmless the members of the CAB for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.

Name and Year of Birth	Length of Time Served	Principal Occupation(s) During Past 5 Years
Paul R. Roney, Chairman Year of Birth: 1957	Since April 2001	Executive Director of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); President of Domino’s Farms Corporation.

Lou Holtz* Year of Birth: 1937	Since April 2007	Former football coach at University of Notre Dame, among others, and former ESPN college football analyst. Author and motivational speaker.
Larry Kudlow Year of Birth: 1947	Since July 2005	CNBC’s Senior Economics Contributor. Chief Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm).
Thomas S. Monaghan Year of Birth: 1937	Since April 2001	Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); Chancellor of Ave Maria University.
Michael J. Novak Year of Birth: 1933	Since April 2001
Theologian, author, columnist and former U.S. Ambassador; George Frederick Jewett Chair (Emeritus) in Religion, Philosophy and Public Policy at the American Enterprise Institute for Public Policy Research.

Phyllis Schlafly Year of Birth: 1924	Since April 2001	Author, columnist and radio commentator; President of Eagle Forum (an organization promoting conservative, pro-life and pro-family values).
Father John Riccardo, STL Year of Birth: 1965	Since August 2011	Priest of the Archdiocese of Detroit and Pastor of Our Lady of Good Counsel Catholic Church in Plymouth Michigan, host of radio show “Christ is the Answer.”

*	Effective January 1, 2013, Mr. Holtz moved to “Emeritus” status.

Compensation of Independent Trustees and CAB Members

Trustee Compensation. No Interested Trustee will receive any compensation from the Trust for serving as a Trustee of the Trust. Each Independent Trustee receives reimbursement of travel and other expenses incurred in attending meetings. A Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each Board meeting.

Fee Schedule for Independent Trustees
Effective January 1, 2016	Effective January 1, 2015	Prior to January 1, 2015
Annual Retainer - $35,000	Annual Retainer - $30,000	Annual Retainer - $26,000
Annual Retainer for Audit Committee Chair - $39,000
Annual Retainer for Lead Trustee/Governance Committee Chair – $45,000	Annual Retainer for Lead Trustee/Committee Chair - $38,000	Annual Retainer for Lead Trustee/Committee Chair - $32,000
Meeting Fee - $5,500 (all)	Meeting Fee - $5,500 (all)	Meeting Fee - $4,750 (all)

CAB Members. The Chairman of the CAB receives an annual retainer of $14,000, payable quarterly, and a fee of $2,750 for each Advisory Board meeting attended. All other CAB members, including Emeritus members, receive an annual retainer of $2,000, and a fee of $2,500 for each Advisory Board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings.

The following table provides compensation amounts paid during 2014 to the Independent Trustees and CAB members:

Name	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex*
Independent Trustees:
Donald J. Dawson, Jr.	$43,714	None	None	$51,000
Joseph M. Grace	$36,858	None	None	$45,000
Louis C. Bosco, Jr.	$36,858	None	None	$45,000
John J. McHale, Jr.**	$28,929	None	None	$33,750
John E. Barnds***	$19,286	None	None	$22,500
Catholic Advisory Board Members:
Paul R. Roney	$19,500	None	None	$19,500
Lou Holtz	$4,500	None	None	$4,500
Larry Kudlow	$4,500	None	None	$4,500
Thomas S. Monaghan	$7,000	None	None	$7,000
Michael J. Novak	$7,000	None	None	$7,000
Phyllis Schlafly	$7,000	None	None	$7,000
Father John Riccardo	$7,000	None	None	$7,000

*	The Fund Complex consists of the Funds and the Schwartz Value Fund.
**	Mr. McHale joined the Board in April 2014 and therefore did not receive a full year’s compensation.
***	Mr. Barnds as “Trustee Emeritus,” receives one-half of the annual retainer and Board meeting fee. He retired on December 31, 2015.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board is responsible for oversight of the Funds. The Trust has engaged the Adviser to oversee the management of the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Mr. George P. Schwartz, CFA. Mr. Schwartz is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser. Mr. Schwartz, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds’ service providers. As Chairman, Mr. Schwartz has primary responsibility for setting the agenda and presiding at each Board meeting.
Mr. Donald J. Dawson, Jr. serves as the Lead Independent Trustee and Chairman of the Governance Committee. Mr. Dawson presides at all meetings of the Governance Committee, including executive sessions of the Independent Trustees, and has the authority to preside at meetings of the Board at which the Chairman of the Board is not present. In his role as Lead Independent Trustee, Mr. Dawson facilitates communication and coordination between the Independent Trustees and management. He also reviews meeting agendas for the Board and the Governance Committee and the information provided by management to the Independent Trustees.

Board Committees. Effective January 1, 2016, the Board decided to terminate its Committee of Independent Trustees and split the functions of that Committee into two separate committees. The result was the establishment of a Governance Committee and an Audit Committee, each consisting of the Independent Trustees: Donald J. Dawson, Jr., Louis C. Bosco, Jr., Joseph M. Grace and John J. McHale, Jr. The Audit Committee oversees (i) the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; and (ii) the quality and objectivity of the financial statements of each of the Funds and the independent audits thereof. In addition, the Audit Committee acts as liaison between the Funds’ independent registered public accounting firm and the full Board, pre-approves the scope of the audit and non-audit services the Funds’ independent registered public accounting firm provides to the Funds. The Governance Committee oversees the independence and effective functioning of the Board and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Funds. During the fiscal year ended December 31, 2014, the Committee of Independent Trustees met five times.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contribute to good governance for the Trust. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Mr. George P. Schwartz has served as the Chief Executive Officer of the Adviser since he founded the Adviser in 1980. He has 48 years of experience in the investment management profession, including 7 years as an investment research analyst and partner with two New York Stock Exchange member firms and 6 years as Senior Investment Officer and Chairman of the Investment Committee of a national bank. Mr. Schwartz holds a B.S. degree in Finance from the University of Detroit. He is a Chartered Financial Analyst and a Chartered Investment Counselor. Mr. Schwartz has served as President and a Trustee of the Trust since August 1992. The Board concluded that Mr. Schwartz is suitable to serve as a Trustee because of his professional experience and his academic background.

Mr. Donald J. Dawson, Jr. previously served as the President and Chief Executive Officer of a closely-held company from 1986 until 1998 and Chairman of that company from 1999 until 2015. He has also been a Board member of a non-profit organization since 2000, serving as Chairman since 2009. Mr. Dawson holds a B.A. degree in Economics from Georgetown University and a J.D. degree from the University of Michigan Law School. He has previously been licensed with the Financial Industry Regulatory Authority (“FINRA”) as a general securities representative. Mr. Dawson has served as a Trustee of the Trust since January 1993. The Board concluded that Mr. Dawson is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

Mr. Louis C. Bosco, Jr. previously operated a closely-held real estate development company and was engaged in that business for over 35 years. He has also served on the Finance Committee of two non-profit organizations and has engaged in the private practice of law. Mr. Bosco holds a Ph.B. degree in Finance from the University of Notre Dame and a J.D. degree from the University of Detroit Law School. Mr. Bosco has served as a Trustee of the Trust since December 2008. The Board concluded that Mr. Bosco is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

Mr. Joseph M. Grace was previously employed as Executive Vice President and Chief Financial Officer of a Michigan chartered state bank and later as Senior Vice President and head of the Investment Division of a national bank. He sits on the Investment Committee of several non-profit organizations. Mr. Grace holds a B.S. degree in Accounting from the University of Notre Dame. He is licensed as a Certified Public Accountant by the State of Michigan. Mr. Grace has served as a Trustee of the Trust since August 2007. The Board concluded that Mr. Grace is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

Mr. John J. McHale, Jr. is the Executive Vice President of Administration and Chief Information Officer for Major League Baseball, overseeing the administrative functions of the MLB Central Office. Prior to 2002, he served in executive capacities for various Major League Baseball teams; Chief Operating Officer for the Tampa Bay Rays (2001-2002), President and Chief Executive Officer of the Detroit Tigers (1995-2001) and Executive Vice President of Baseball Operations of the Colorado Rockies (1991-1994). He is a Board member of MLB.com and the United States Amateur Baseball Federation, Inc. and a Trustee of several major league baseball retirement and pension plans. Mr. McHale holds an undergraduate degree from the University of Notre Dame and a J.D. degree from Boston College and Georgetown University. Mr. McHale has served as a Trustee of the Trust since April 2014. The Board concluded that Mr. McHale is suitable to serve as a Trustee because of his business and legal experience, his academic and professional background and his service and experience on other boards.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management of the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse affects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The CCO also provides to the Board updates on the application of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in between Board meetings in case of any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund or the Adviser to lose proprietary information, suffer data corruption or lose operational capacity. Cyber security attacks may include, among other things, gaining unauthorized access of digital systems for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber security breaches of the Funds’ third party service providers (including its transfer agent, intermediaries and custodian) or issuers that a Fund invests in, can also subject the Funds to many of the risks associated with direct cyber security breaches. Like operational risk in general, the Funds’ service providers have established risk management systems designed to reduce the risks associated with cyber security.

Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, or processes and controls to eliminate or mitigate their occurrence or effects be developed, and some risks are simply beyond any control of the Trust or the Adviser, its affiliates or other service providers.

THE INVESTMENT ADVISER

Schwartz Investment Counsel, Inc. (the “Adviser”), 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, is the Funds’ investment adviser. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund’s investment process. The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund each pay the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.95% of such Fund’s average daily net assets. The Ave Maria Rising Dividend Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of its average daily net assets. The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.30% of its average daily net assets.

By its terms, the Advisory Agreement of each Fund will remain in force from year to year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of a majority of a Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund’s outstanding shares, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as that term is defined in the 1940 Act and the rules thereunder.

Expense Limitation Agreement. Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to reduce advisory fees and reimburse Fund expenses to the extent necessary so that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an amount equal to 1.50% annually of the average daily net assets of the Ave Maria World Equity Fund; 1.25% annually of the average daily net assets of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund, and 0.60% annually of the average daily net assets of the Ave Maria Bond Fund. The Expense Limitation Agreements for the Funds are in effect until May 1, 2016.

Each Expense Limitation Agreement may be terminated by the Trust or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the Agreement without the approval of the Board of Trustees and (ii) the Agreement terminates automatically if the Adviser ceases to serve as a Fund’s investment adviser. The Adviser will have no claim against a Fund and a Fund will not pay for any unpaid amounts if its Expense Limitation Agreement expires or is terminated.

Advisory Fees. The following table shows the advisory fees paid by the Funds to the Adviser during the last three fiscal years.

Ave Maria Catholic Values Fund
Fiscal Year Ended	Advisory Fees Accrued by the Fund	Advisory Fee Reductions by the Adviser	Advisory Fees Recouped	Advisory Fees Received by the Adviser
December 31, 2014	$2,358,924	N/A	N/A	$2,358,924
December 31, 2013	$2,112,503	N/A	N/A	$2,112,503
December 31, 2012	$1,828,774	N/A	$79,351	$1,908,125

Ave Maria Growth Fund
Fiscal Year Ended	Advisory Fees Accrued by the Fund	Advisory Fee Reductions by the Adviser	Advisory Fees Recouped	Advisory Fees Received by the Adviser
December 31, 2014	$2,729,867	N/A	N/A	$2,729,867
December 31, 2013	$2,296,279	N/A	$10,260	$2,306,539
December 31, 2012	$1,778,000	N/A	$101,846	$1,879,846

Ave Maria Rising Dividend Fund
Fiscal Year Ended	Advisory Fees Accrued by the Fund	Advisory Fee Reductions by the Adviser	Advisory Fees Recouped	Advisory Fees Received by the Adviser
December 31, 2014	$6,075,134	N/A	N/A	$6,075,134
December 31, 2013	$3,647,410	N/A	N/A	$3,647,410
December 31, 2012	$2,082,264	N/A	N/A	$2,082,264

Ave Maria World Equity Fund
Fiscal Year Ended	Advisory Fees Accrued by the Fund	Advisory Fee Reductions by the Adviser	Advisory Fees Recouped	Advisory Fees Received by the Adviser
December 31, 2014	$388,216	N/A	$37,631	$425,847
December 31, 2013	$300,450	$17,122	$19,239	$302,567
December 31, 2012	$210,068	$29,651	N/A	$180,417

Ave Maria Bond Fund
Fiscal Year Ended	Advisory Fees Accrued by the Fund	Advisory Fee Reductions by the Adviser	Advisory Fees Recouped	Advisory Fees Received by the Adviser
December 31, 2014	$499,951	N/A	$19,343	$519,294
December 31, 2013	$392,687	N/A	$117,733	$510,420
December 31, 2012	$306,071	$9,941	$ 5,691	$301,821

Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund.

As of December 31, 2014, the amount of fee reductions available for reimbursement to the Adviser is $46,773 for the Ave Maria World Equity Fund. The Adviser may recapture these amounts no later than the dates reflected in the table below:

	Dec. 31, 2015	Dec. 31, 2016	Total
Ave Maria World Equity Fund	$29,651	$17,122	$46,773

Fund Expenses. Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of such Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser and members of the CAB, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. General Trust expenses are allocated among the Funds based upon the relative net assets of a Fund (on the date the expenses are paid), or the nature of services performed and the relative applicability to each Fund. In addition, the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for reasonable out-of-pocket costs related to attending meetings of the Board of Trustees.

CCO Expenses. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse the Adviser for their proportionate share of the compensation and expenses of the Trust’s CCO, who is an employee of the Adviser. The Trust also reimburses the Adviser for out-of-pocket expenses incurred in providing these services. The amount of compliance service fees and expenses paid by the Funds are reflected in the table below:

	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Ave Maria Catholic Values Fund	$12,493	$7,908	$8,153
Ave Maria Growth Fund	$14,745	$8,518	$6,909
Ave Maria Rising Dividend Fund	$39,861	$15,732	$7,717
Ave Maria World Equity Fund	$2,172	$1,226	$1,031
Ave Maria Bond Fund	$8,449	$4,714	$3,849

PORTFOLIO MANAGERS

The portfolio managers for the Funds are listed below. The portfolio managers may also be responsible for the day-to-day management of other accounts managed by the Adviser.

Other Accounts Managed

The following table indicates the other accounts managed by the portfolio managers as of September 30, 2015. None of these accounts has an advisory fee based on the performance of the account.

Ave Maria Catholic Values Fund
Type of Accounts		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Timothy S. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts	1 0 0	$19.1 million $0 $0	0 0 0	$0 $0 $0
George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 0 0	$1.1 billion $0 $0	0 0 0	$0 $0 $0
Joseph W. Skornicka, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$42.9 million $0 $0	0 0 0	$0 $0 $0

Ave Maria Growth Fund
Type of Accounts		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Richard L. Platte, Jr., CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 13	$948.4 million $0 $197.5 million	0 0 0	$0 $0 $0

Brian D. Milligan, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	$0 $0 $0	0 0 0	$0 $0 $0

Ave Maria Rising Dividend Fund
Type of Accounts		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 0 0	$536.3 million $0 $0	0 0 0	$0 $0 $0
Richard L. Platte, Jr., CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 13	$499.8 million $0 $197.5 million	0 0 0	$0 $0 $0

Ave Maria World Equity Fund
Type of Accounts		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Joseph W. Skornicka, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	$0 $0 $0	0 0 0	$0 $0 $0
Robert C. Schwartz, CFP	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 38	$0 $0 $40.9 million	0 0 0	$0 $0 $0

Ave Maria Bond Fund
Type of Accounts		Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Richard L. Platte, Jr., CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 13	$1.0 billion $0 $197.5 million	0 0 0	$0 $0 $0
Brandon S. Scheitler, MBA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	$0 $0 $0	0 0 0	$0 $0 $0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for two different Funds, or for a Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Funds to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds and the Adviser’s other clients come first.

Compensation

Each of the portfolio managers receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by the Board of Directors of the Adviser. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, nor fixed length of time over which performance is measured by the Board of Directors of the Adviser in determining the portfolio managers’ annual bonuses. Compensation of the portfolio managers includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Funds. A portfolio manager’s compensation is not directly based upon the performance of any Fund or the amount of a Fund’s assets.

Ownership of Fund Shares

The following table indicates the dollar range of shares beneficially owned by the portfolio managers in their managed Funds as of September 30, 2015:

Ave Maria Catholic Values Fund	George P. Schwartz, CFA $500,001 - $1,000,000	Timothy S. Schwartz, CFA $50,001 - $100,000	Joseph W. Skornicka, CFA None
Ave Maria Growth Fund	Richard L. Platte, Jr., CFA $50,001 - $100,000	Brian D. Milligan, CFA None
Ave Maria Rising Dividend Fund	George P. Schwartz, CFA $500,001-$1,000,000	Richard L. Platte, Jr., CFA $100,001-$500,000
Ave Maria World Equity Fund	Joseph W. Skornicka, CFA $50,001-$100,000	Robert C. Schwartz, CFP $10,001 - $50,000
Ave Maria Bond Fund	Richard L. Platte, Jr., CFA $50,001-$100,000	Brandon S. Scheitler, MBA $10,001-$50,000

SHAREHOLDER SERVICING PLAN

Effective October 1, 2014, the Board of Trustees terminated the Shareholder Servicing Plan (the “Plan”) on behalf of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund. Prior to the termination of the Plan, the Funds were permitted to pay compensation to the Funds’ principal underwriter, broker-dealers and other financial intermediaries that have clients who invest in the Funds or that have a servicing relationship with the beneficial owners of shares of the Funds. Each Fund incurred expenses under the Plan in an amount not to exceed 0.25% per annum of its average daily net assets. During the fiscal year ended December 31, 2014, the total fees incurred by the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund pursuant to the Plan were $279,853 and $319,040, respectively. By reason of his controlling interest in the Adviser, George P. Schwartz may have been deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS

Decisions regarding the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

During the past three fiscal years the amount of brokerage commissions paid by the Funds is reflected in the table below:

	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Ave Maria Catholic Values Fund	$156,831	$139,026	$166,828
Ave Maria Growth Fund	$94,966	$66,227	$76,487
Ave Maria Rising Dividend Fund	$324,196	$317,460	$251,062
Ave Maria World Equity Fund	$15,024	$20,675	$19,227
Ave Maria Bond Fund	$18,412	$13,610	$14,233

The higher brokerage commissions paid by the Ave Maria Growth Fund during the 2014 fiscal year was primarily attributable to a higher portfolio turnover rate than the previous fiscal year. The lower brokerage commissions paid by the Ave Maria Rising Dividend Fund during the 2012 fiscal year was primarily attributable to lower asset levels during such year.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by §28(e) of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds. During the fiscal year ended December 31, 2014, the amount of transactions and related commissions directed to brokers because of research services is reflected in the table below:

	Brokerage Transactions	Brokerage Commissions
Ave Maria Catholic Values Fund	$18,670,250	$23,750
Ave Maria Growth Fund	$21,101,955	$15,475
Ave Maria Rising Dividend Fund	$65,283,973	$61,165
Ave Maria World Equity Fund	$589,755	$375
Ave Maria Bond Fund	$3,200,737	$2,350

The Adviser may aggregate purchase and sale orders for agency trades of the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding portfolio securities held by the Funds and disclosure of purchases and sales of such securities may be made to shareholders of the Funds or other persons.

•	Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

•	Each Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.avemariafunds.com. These listings are typically available on the website within 10 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

•	Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the CCO of the Trust as being in the best interests of shareholders and serving a legitimate business interest of the Funds. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, the CCO and the Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust’s policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Funds and their shareholders.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use of Portfolio Holdings Information	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Bloomberg L.P.	CUSIP, shares/par value, market value, security description, coupon rate, maturity date and percent of total net assets
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poor’s, Inc. (“S&P”)	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets
Provided monthly, with a 30-day lag. No formal conditions or restrictions. S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.
None
Lipper Inc.	CUSIP, shares/par value, market value, security description, total net assets, coupon rate, maturity date
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper Inc. has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
FactSet	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey
Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.
None

These policies relating to disclosure of the Funds’ holdings of portfolio securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are the Funds’ administrator, distributor, custodian, independent registered public accounting firm, legal counsel to the Trust and to the Independent Trustees, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures. The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.” The Adviser anticipates that the portfolio turnover rate of each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one year period.

Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. The Funds’ portfolio turnover rates during the past three fiscal years follows:

	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Ave Maria Catholic Values Fund	31%	29%	25%
Ave Maria Growth Fund	36%	18%	33%
Ave Maria Rising Dividend Fund	29%	14%	37%
Ave Maria World Equity Fund	36%	31%	33%
Ave Maria Bond Fund	21%	17%	21%

CALCULATION OF SHARE PRICE

The price (net asset value) of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund’s portfolio securities that its net asset value might be materially affected.

In valuing the assets of the Funds for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value as required by Valuation Procedures adopted by the Board of Trustees. One or more independent pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. A shareholder account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for a specified amount ($50 minimum) which will be automatically invested at the share price determined on or about the 15th and/or last business day of the month. The shareholder may change the amount of the investment or discontinue the plan any time by writing to the Funds.

Automatic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or semi-annual payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.
Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are currently borne by the applicable Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days’ written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 888-726-9331 or by writing to:

Ave Maria Mutual Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Exchange of Shares. You may exchange shares of one Ave Maria Mutual Fund for those of another Ave Maria Mutual Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

You may request an exchange in writing or by telephone (888-726-9331). Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request. The shares you acquire in the exchange will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one’s customers, upon 60 days’ notice. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

Transfer of Shares. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents required for transfer by corporations, administrators, executors, trustees, guardians, etc.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Funds have qualified and intend to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, so that they do not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of the Shareholder. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2015, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $413,200 ($464,850 for married taxpayers, $439,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in this highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

The Funds may be subject to a tax on dividend and interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities of issuers in foreign countries, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of a Fund, and such Fund must hold shares in the dividend or interest-paying corporation, for at least 16 days during the 31-day period beginning on the date 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from such shareholder’s dividend, capital gain and redemption payments. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by a Fund will result in a reduction in the market value of the Fund’s shares. Should a distribution reduce the market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisors regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals, estates and trusts whose income exceeds certain levels are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service (“IRS”) certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.

In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost is the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situations. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND

Each Fund, when it is deemed to be in the best interests of a Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of such Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV
Where:
P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- and 10 year periods at the end of the 1-, 5- or 10- year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Funds may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The average annual total returns of the Funds for periods ended December 31, 2014 is setforth below:
	One Year	Five Years	Ten Years
Ave Maria Catholic Values Fund
Return Before Taxes	2.86%	11.85%	5.84%
Return After Taxes on Distributions	0.79%	10.99%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	3.34%	9.49%	4.72%

	One Year	Five Years	Ten Years
Ave Maria Growth Fund
Return Before Taxes	7.50%	15.57%	8.66%
Return After Taxes on Distributions	4.18%	14.67%	8.19%
Return After Taxes on Distributions and Sale of Fund Shares	7.03%	12.58%	7.10%

	One Year	Five Years	Since Inception (May 2, 2005)
Ave Maria Rising Dividend Fund
Return Before Taxes	9.28%	15.50%	9.88%
Return After Taxes on Distributions	7.28%	14.53%	9.21%
Return After Taxes on Distributions and Sale of Fund Shares	6.92%	12.55%	8.13%

	One Year	Since Inception (May 1, 2010)
Ave Maria World Equity Fund
Return Before Taxes	0.51%	8.04%
Return After Taxes on Distributions	-0.78%	7.62%
Return After Taxes on Distributions and Sale of Fund Shares	1.36%	6.33%

	One Year	Five Years	Ten Years
Ave Maria Bond Fund
Return Before Taxes	2.19%	4.58%	4.52%
Return After Taxes on Distributions	1.00%	3.72%	3.49%
Return After Taxes on Distributions and Sale of Fund Shares	1.89%	3.45%	3.31%

Each Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return for the Ave Maria Catholic Values Fund as calculated in this manner for the period since inception (May 1, 2001) to December 31, 2014 was 172.66%. For the period since inception (May 1, 2003) to December 31, 2014, the cumulative return of the Ave Maria Growth Fund as calculated in this manner was 243.88%, and the cumulative return of the Ave Maria Bond Fund as calculated in this manner was 67.27%. The cumulative return for the Ave Maria Rising Dividend Fund as calculated in this manner for the period since inception (May 2, 2005) to December 31, 2014 was 148.61%. The cumulative return for the Ave Maria World Equity Fund as calculated in this manner for the period since inception (April 30, 2010) to December 31, 2014 was 43.52%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rate of return for the three years ended December 31, 2014 was 47.18% for the Ave Maria Catholic Values Fund, 62.15% for the Ave Maria Growth Fund, 66.59% for the Ave Maria Rising Dividend Fund, 41.25% for the Ave Maria World Equity Fund and 13.48% for the Ave Maria Bond Fund. A nonstandardized quotation of total return will always be accompanied by a Fund’s average annual total returns as described above.

From time to time, the Ave Maria Bond Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2 [(a-b/cd + 1)6 – 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yield of the Ave Maria Bond Fund for the 30-day period ended December 31, 2014 was 1.15%.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron’s or Fortune. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar, Inc. or Lipper Inc., or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor’s 500 Index, the Standard & Poor’s 400 Midcap Index, the Standard & Poor’s 600 Smallcap Index, the Standard & Poor’s Global 1200 Index, the Barclays U.S. Intermediate Government/Credit Bond Index, the Russell Mid-Cap Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund’s portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS

As of April 1, 2015, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 5.80% of the outstanding shares of the Ave Maria Catholic Values Fund, 11.90% of the outstanding shares of the Ave Maria Growth Fund, 18.89% of the outstanding shares of the Ave Maria Rising Dividend Fund, 11.77% of the outstanding shares of the Ave Maria World Equity Fund and 6.97% of the outstanding shares of the Ave Maria Bond Fund; National Financial Services LLC, for the benefit of various retirement plans, 440 Mamaroneck Avenue, Harrison, New York, 10528, owned of record 9.14% of the outstanding shares of the Ave Maria Rising Dividend Fund; Louis C. Argenta, c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, owned of record 11.59% of the outstanding shares of the Ave Maria World Equity Fund; Nabank & Co., P.O. Box 2180, Tulsa, Oklahoma 74101, owned of record 5.19% of the outstanding shares of the Ave Maria Bond Fund and National Financial Services LLC, FBO Omnibus Account, 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, owned of record 6.00% of the outstanding shares of the Ave Maria World Equity Fund.

As of April 1, 2015, the Trustees and officers of the Trust as a group owned of record or beneficially 1.21% of the outstanding shares of the Ave Maria Bond Fund, 1.25% of the outstanding shares of the Ave Maria World Equity Fund and less than 1% of the outstanding shares of each of the other Funds.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds’ investments. As custodian, U.S. Bank, N.A. acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2015. Deloitte & Touche LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Funds pursuant to a Mutual Fund Services Agreement. Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Funds’ shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, each Fund pays Ultimus a fee based upon a percentage of the average daily net assets of each Fund, subject to a minimum monthly fee. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

During the past three fiscal years the Funds paid administration, accounting and transfer agent fees to Ultimus as follows:

	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Ave Maria Catholic Values Fund	$335,164	$328,044	$289,587
Ave Maria Growth Fund	$382,500	$355,735	$281,634
Ave Maria Rising Dividend Fund	$948,366	$698,632	$417,981
Ave Maria World Equity Fund	$55,205	$49,620	$48,000
Ave Maria Bond Fund	$166,665	$130,961	$102,331

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of a Fund and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2014.

APPENDIX A (RATINGS DESCRIPTIONS)

The various ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) are described below. A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The long-term ratings of Moody’s and Standard & Poor’s for debt securities are as follows:

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment.

C – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

 APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)

Schwartz Investment Trust and Schwartz Investment Counsel, Inc.

Proxy Voting Policies and Procedures

Schwartz Investment Trust and Schwartz Investment Counsel, Inc. intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

Schwartz Investment Trust’s (“SIT”) Board of Trustees has delegated to Schwartz Investment Counsel, Inc. (“SICI”) the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General Policy for Voting Proxies

SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest

SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of SICI’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT’s holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT’s holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees. The Proxy Manager shall keep a record of all materiality decisions and SICI’s Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

Election of the Board of Directors

SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors

SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans

SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock’s current market price.

•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering SICI’s case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. SICI will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and Social Policy Issues
SICI believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process
Proxy voting is subject to the supervision of Robert C. Schwartz, CFP, Vice President of SICI (“Proxy Manager”). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.